Exhibit 10.35
Execution Version

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT
This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT is being entered into as of January 31, 2025 (this “Amendment”), by and among Li-Cycle Holdings Corp., a company existing under the laws of the Province of Ontario (the “Company”), Glencore Ltd., a Swiss company having an address at 330 Madison Ave., New York, NY 10017 (“Glencore Intermediate”) and Glencore Canada Corporation, an Ontario corporation having an address at 100 King Street West, Suite 6900, Toronto, ON, M5X 1E3 (the “Purchaser” or “Glencore Canada”) (each of the Purchaser and Glencore Intermediate a “Purchaser Party”, and together the “Purchaser Parties”) and Glencore Canada as Collateral Agent. The Company and the Purchaser Parties desire to amend the NPA (as defined below) as set forth herein. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the NPA.
WHEREAS, on March 25, 2024, the Company and the Purchaser Parties entered into an amended and restated note purchase agreement (the “NPA”);
WHEREAS, the Company and the Purchaser Parties desire to amend the NPA as set forth herein.
NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Section 5(d)(iii) of the NPA is hereby deleted in its entirety and replaced with the following:
“(iii) No Noteholder shall offer, sell, assign or transfer the Note (or any portion thereof) or any Common Shares issued or issuable upon conversion of the Note, or in respect of (y) below, any Redemption Warrants or any Common Shares issued or issuable upon exercise of any of the Redemption Warrants to any of the following Persons (such Persons, the “Prohibited Transferees”) (x) any Activist Investor; (y) any entity that has an affiliation with any Foreign Entity of Concern (as defined by the U.S. Department of Energy) or (z) without the prior consent of the Company not to be unreasonably withheld, conditioned or delayed, any Material Competitor of the Company (as defined below) (excluding for the purposes of the limitation set forth in each of clauses (x), (y) and (z), transfers of Common Shares through broad underwritten offerings, block trades or ordinary brokerage transactions that would result, without the knowledge of any of the Purchaser Parties, in an Activist Investor transferee, Foreign Entity of Concern transferee, or Material Competitor transferee, respectively).”

Section 2.     Section 5(d)(v) of the NPA is hereby deleted in its entirety and replaced with the following:
“(v) If any Noteholder transfers the Note (or any portion thereof) or any Common Shares issued or issuable upon conversion of the Note to a third party that is not a Permitted Transferee and that would, upon the consummation of such transfer, beneficially own 5% or more of the Company’s total outstanding Common Shares on an as-converted basis (excluding broad underwritten offerings, block trades and ordinary brokerage transactions), then such transferring Noteholder shall cause the transferee, as a condition to such transfer, to become bound by a standstill agreement in form and substance reasonably acceptable to the Company.”
Section 3.    This Amendment amends the NPA and shall be effective upon its execution and delivery by the parties hereto.
Section 4.    Except as expressly amended by this Amendment, the NPA shall continue in full force and effect and is hereby ratified and confirmed and this Amendment will not constitute any other modification, amendment or waiver to the NPA.
Section 5.    On and after the date hereof, each reference in the NPA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the NPA, and each reference in any other document relating to the “Amended and Restated Note Purchase Agreement,” “thereunder,” “thereof,” or words of like import referring to the NPA, means and references the NPA as amended hereby.
Section 6.    Each party hereby represents to the other parties hereto that this Amendment has been duly authorized, executed and delivered by such party and constitutes a valid and binding obligation of such party enforceable against such party in accordance with its terms.
Section 7.    The terms of Section 14 of the NPA are hereby incorporated into this Amendment as if fully set forth herein.
Section 8.    This Amendment may be executed and delivered in one or more counterparts including by email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above by their respective officers thereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

By: /s/ Ajay Kochhar _
Name: Ajay Kochhar
Title: Chief Executive Officer

GLENCORE LTD.

By: /s/ Martin Häring Carlos Perezagua
Name: Martin Häring Carlos Perezagua
Title: Directors

GLENCORE CANADA CORPORATION

By: /s/ Adam Luckie _
Name: Adam Luckie
Title: Authorised Signatory

GLENCORE CANADA CORPORATION (AS COLLATERAL AGENT)

By: /s/ Adam Luckie _
Name: Adam Luckie
Title: Authorised Signatory

Signature Page – Amendment No. 1